CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 10 / Amendment No. 28 to Registration Statement No. 333-148419 / 811-03915 on Form N-6 of our report dated February 25, 2016, relating to the financial statements of each of the Subaccounts comprising CMFG Variable Life Insurance Account (the “Account”), appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading “Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 25, 2016

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 10 / Amendment No. 28 to Registration Statement No. 333-148419 / 811-03915 on Form N-6 of our report dated March 24, 2016, on the consolidated statutory basis financial statements of CMFG Life Insurance Company and subsidiary (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2015 and 2014, and the related consolidated statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, and the related notes to the consolidated statutory basis financial statements. Such report (1) expresses an unmodified opinion on the consolidated statutory basis financial statements and (2) included an emphasis of matter in relation to the inclusion of the accounts of MEMBERS Life Insurance Company, an indirect wholly-owned subsidiary within the Company’s consolidated statutory basis financial statements as of and for the year ended December 31, 2015 and an emphasis of matter in relation to the CMFG Life Insurance Company’s merger with CMFG Life Vermont Inc. which was previously a wholly owned subsidiary. The merger was accounted for as a non-reciprocal transfer and is reflected in the consolidated statutory basis financial statements as if the merger had occurred on January 1, 2015. We consent to such report appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading “Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 25, 2016